Cash and Cash Equivalents and Restricted Cash	12 Months Ended
Feb. 29, 2024
Notes and other explanatory information [abstract]
Cash and Cash Equivalents and Restricted Cash

5.	Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents includes cash held at the bank of $896,238 (February 28, 2023 - $1,180,318) and investments in guaranteed investment certificates (“GIC”) of $6,600,000 (February 28, 2023 - $nil) which comprises of one-year cashable term GICs of $5,000,000, $1,000,000 and $600,000 with a maturity date of January 31, 2025, earning annual interest between 4.95% and 5.2% per annum.

Restricted cash is comprised of $25,000 investment in a GIC (February 28, 2023 - $35,000). The GIC is a one-year cashable term with a maturity date of November 27, 2024, earning annual interest of 4.75% per annum. The GIC is held as collateral for credit cards issued to officers of the Company.